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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 March 31, 1999
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                Date of Report (Date of earliest event reported)



                                  NUMEREX CORP.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-22920                 11-2948749
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)        Identification Number)




                              1600 Parkwood Circle
                                    Suite 200
                             Atlanta, Georgia 30339
                                 (770) 693-5950
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          (Address of principal executive offices, including zip code, and telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         Effective March 31, 1999, NumereX Corp. (the "Company") dismissed Deloitte & Touche LLP as the Company's independent accountants. The decision to dismiss Deloitte & Touche LLP was recommended by the Audit Committee and approved by the Board of Directors. No report on the financial statements of the Company by Deloitte & Touche LLP contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles during either of the past two fiscal years or any subsequent period through March 31, 1999.

         In connection with its audits for the two most recent fiscal years and through March 31, 1999, there have been no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for those years.

         Also effective March 31, 1999, the Board of Directors selected the accounting firm of Grant Thornton LLP as independent public accountants for the Company based on the recommendation of the Audit Committee.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  The exhibits listed in the Exhibit Index are filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, NumereX Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     NUMEREX CORP.


                                            By:      /s/ Charles L. McNew
                                                     -----------------------
                                                     Charles L. McNew
                                                     Chief Financial Officer


Date:    April 7, 1999


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                                  EXHIBIT INDEX


16.1 Letter from Deloitte & Touche LLP to Securities and Exchange Commission dated April 7, 1999.